Income Taxes - Summary of Income Tax Expense (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Current taxes expense
Current period	$ (14,032)	$ (55,847)	$ (35,258)
Adjustment for prior period	162	693	261
Current taxes expense, total	(13,870)	(55,154)	(34,997)
Deferred taxes expenses
Origination and reversal of temporary differences	37,587	8,717	467
Total income tax expense	$ 23,717	$ (46,437)	$ (34,530)